DIRECTOR INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT is made as of the _____ day of May 1999, by and between:

         MOBILE AMERICA CORPORATION, a Florida corporation, and the subsidiaries executing this Agreement, with their principal offices and places of business at 10475 Fortune Parkway, Suite 110, Jacksonville, Florida 32256, jointly and severally, (collectively, the "Corporation"), and

         ____________________ ("Director"), whose residence address is:


                      ___________________________________
                      ___________________________________
                      ___________________________________

                                   Background

         The Corporation desires that Director continue to serve as a director of the Corporation. Director has indicated that Director is willing to continue to serve in that capacity, on the condition that Director be indemnified as provided in this Agreement.

         NOW, THEREFORE, in consideration of the premises and as an inducement to Director to continue to serve as Director, the Corporation hereby covenants and agrees with Director, as follows:

         1.  Definitions.  For purposes of this Agreement:

             a. "Expenses" include all expenses actually and reasonably incurred with respect to a Proceeding, including, without limitation, fees, expenses and disbursements of attorneys, accountants, financial consultants and other professionals, and any federal, state, local and foreign taxes imposed on the Director as a result of the actual or deemed receipt of any payments under this Agreement.

             b. "Liabilities" includes obligations to pay a judgment, settle-ment, penalty, fine or tax (including, without limitation, any with-holding or employment tax and any excise tax assessed with respect to the Corporation, any Subsidiary, any employee benefit plan or any other enterprise as to which Director is or was Serving in an Official Capacity), together with any obligation to pay interest thereon.

             c. "Proceeding" includes any potential, threatened, asserted, pending or completed claim, action, suit or other type of proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, including, without limitation, any arbitration proceeding or other proceeding for the resolution of any claim or dispute and any privately conducted negotiations, and including, without limitation, any settlement, hearing, trial or appeal of any of the foregoing.

             d. "Serving in an Official Capacity" includes serving, regardless of whether such service occurred before or after the date of this Agreement, (i) as a director or officer of the Corporation or any Subsidiary or (ii) at the request of the Corporation or any Subsidiary as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan.

             e. "Subsidiary" means any corporation or other entity directly or indirectly controlled by the Corporation which now exists or may hereafter be formed.

         2. Statutory Indemnification. The Corporation hereby agrees to indemnify and hold harmless Director to the fullest extent permitted or required by the provisions of Chapter 607 of the Florida Statutes, as amended, or the laws of the state of incorporation of any successor to the Corporation against any Liability or Expense incurred by Director by reason of the fact that Director is or was Serving in an Official Capacity. The Corporation agrees that such obligation shall be to the fullest extent required or permitted by any subsequent amendment to any of such provisions of the Florida Statutes or by any other applicable statutory provisions permitting or requiring such indemnification which are in effect or adopted after the date of this Agreement (but in the case of any amendment or subsequent statutory provisions, only to the extent that such amendment or provisions permit or require broader or more extensive indemnification rights than prior thereto).

         3. Additional Indemnification. Subject only to the exclusions set forth in this Section 3, the Corporation further agrees to indemnify and hold harmless Director against any and all Liabilities and Expenses incurred by Director in connection with any Proceeding to which Director is or was a party or is threatened to be made a party or in which Director is called to testify as a witness or deponent by reason of the fact that Director is or was Serving in an Official Capacity. Director shall not be entitled to any indemnification pursuant to this Section 3 if a judgment or other final adjudication establishes that any act or omission of Director was material to the cause of action so adjudicated and that such act or omission constituted:

             a. A criminal violation, unless Director had reasonable cause to believe that Director's conduct was lawful or had no reasonable cause
         to          believe that such conduct was unlawful;

             b. A transaction from which Director derived an improper personal benefit;

             c. An act or omission giving rise to liability for an unlawful distribution under Section 607.0834, Florida Statutes, or any successor provision; or

             d. Willful misconduct or a conscious disregard for the best interests of the Corporation (or any Subsidiary or any other enterprise as to which Director is or was Serving in an Official Capacity).

For purposes of this Agreement, the termination of any claim, action, suit or Proceeding, by judgement, order, settlement (whether with or without court approval) or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have a particular belief or that a court has determined that indemnification is not permitted by applicable law.

         4. Advance of Expenses; Partial Indemnification. The Corporation shall advance Expenses incurred by Director in defending any Proceeding for which Director may be entitled to indemnification hereunder. The advances to be made hereunder shall be paid by the Corporation to or for the benefit of Director within ten days following delivery of a written request therefor, accompanied by copies of invoices therefor or other reasonable documentation, by Director to the Corporation. Director hereby agrees to repay any such advances of Expenses made hereunder without interest thereon prior to judgment with respect to a matter if Director is ultimately found not to be entitled to indemnification hereunder with respect to such matter. If Director is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of any Expense or Liability but not entitled to indemnification for all of the total amount thereof, the Corporation shall indemnify Director for such portion thereof to which Director is entitled.

         5. Separate Obligation. It is the intention of the parties that Director be entitled to indemnification to the broadest possible extent allowed by law. Accordingly, any ambiguity in this Agreement shall be construed in favor of indemnification. The obligations of the Corporation under this Agreement are separate, independent and primary obligations of the Corporation, and may be enforced directly against the Corporation without any necessity for joining any other enterprise as to which Director is or was Serving in an Official Capacity, for recovering or seeking to enforce any judgment against such other enterprise, or for otherwise seeking to recover from or out of the assets of any such other enterprise, whether or not any such other enterprise has assets sufficient for such recovery.

         6. Notification of Defense of Claim. Promptly after receipt by Director of the notice of the commencement of any Proceeding (including any threat thereof) as to which Director may be entitled to indemnification here-under, Director shall notify the Corporation in writing of the commencement thereof. Failure to so notify the Corporation shall not relieve the Corporation from any obligation hereunder except to the extent that it may suffer material prejudice by reason of such failure. With respect to any such Proceeding as to which Director notifies the Corporation of the commencement thereof:

             a. The Corporation shall be entitled to participate therein at its own expense.

             b. Except as otherwise provided below, the Corporation shall be entitled to assume the defense thereof on behalf of Director, with counsel satisfactory to Director and the Corporation. Director shall have the right to employ separate counsel in such Proceeding, and the fees, expenses and disbursements of Director's own separate counsel incurred after written notice from the Corporation to Director of its assumption of the defense thereof and after the full assumption of such defense by counsel engaged by the Corporation and satisfactory to Director, shall be the expense of Director except (i) if the employment of counsel by Director has been authorized in writing by the Corpora-tion, or (ii) if Director shall have reasonably concluded that there may be a conflict of interest between Director and the Corporation with respect to the defense of such action, in which case the reasonable fees, expenses and disbursements of Director's own separate counsel shall be paid by the Corporation. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Director shall have made the conclusion provided for in (ii) above.

             c. The Corporation shall not be obligated to indemnify Director under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld or delayed; provided that, notwithstanding the foregoing, Director may effect any such settlement without the Corpora-tion's consent if the Corporation has not (i) agreed in writing to indemnify Director with respect to such proceeding hereunder and
         (ii) given Director adequate financial and other assurances that such indemnification will be made. The Corporation shall not settle any action or claim in any manner which would impose any penalty, limita-tion, Liability or Expense on Director without Director's written consent unless the Corporation has (i) agreed in writing to indemnify Director with respect to such proceeding hereunder and (ii) given Director adequate financial and other assurances that such indemnifica-tion will be made.

             d. If the Corporation has any applicable directors and officers or other applicable insurance in effect at the time it receives notice pursuant to this Section 6 of the commencement or potential or threatened commencement of a Proceeding, the Corporation shall give prompt notice thereof to the insurer(s) in accordance with the procedures set forth in the related insurance policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Director, all amounts payable with respect to such Proceeding under the terms of such policies.

         7. Insurance. As long as Director shall continue Serving in an Official Capacity and thereafter as long as Director shall be subject to any possible Proceeding for which indemnification may be provided hereunder, the Corporation shall use best efforts to maintain directors and officers liability insurance as to all directors and officers in reasonable amounts from established and reputable insurers. Notwithstanding the foregoing, the Corporation shall have no obligation to maintain such insurance if the Corporation determines in good faith that such insurance is not reasonably available or the premium costs are unreasonably disproportionate to the coverage provided. In the event the Corporation maintains policies of directors and officers liability insurance, Director shall be named as an insured in such manner as to provide Director the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors.

         8. Expenses of Determination. Notwithstanding any other provision in this Agreement to the contrary, the Corporation shall indemnify Director against all Expenses incurred by Director in connection with any Proceeding involving the interpretation or enforcement of the rights of Director hereunder or under the Corporation's director and officer liability insurance policy to the extent that the Director is successful in such Proceeding.

         9. No Restriction of Other Indemnification Rights. The Corporation shall not adopt any amendment to its Articles of Incorporation or Bylaws, the effect of which would be to deny, diminish or encumber Director's rights to indemnity hereunder or pursuant to the Corporation's Articles of Incorporation, the Corporation's Bylaws, or applicable law.

        10. Merger or Consolidation. In the event that the Corporation shall be a constituent corporation in a merger, consolidation or other reorganization, the Corporation, if it shall not be the surviving, resulting or acquiring corporation therein, shall require, as a condition thereto, that the surviving, resulting, or acquiring corporation agree to indemnify Director to the full extent provided in this Agreement and to adopt and assume the Corporation's obligations under this Agreement. Whether or not the Corporation is the surviving, resulting or acquiring corporation in any such transaction, Director shall also stand in the same position under this Agreement as he or she would have with respect to the Corporation if its separate existence had continued.

        11. Non-exclusivity. The provision for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Director may have under any provision of law, the Corporation's Articles of Incorporation or Bylaws, the vote of the Corporation's stockholders or disinterested directors, other agreements, or otherwise, whether Serving in an Official Capacity or actions in another capacity. Director's rights hereunder shall continue after Director has ceased Serving in an Official Capacity.

        12. No Third Party Beneficiaries. This Agreement is not intended for the benefit of and shall not create any rights in favor of any third parties, it being the intent of the parties that this Agreement be solely for the benefit of Director, Director's heirs and personal representatives, in the event that Director incurs any Liability or Expense for which Director is entitled to indemnification hereunder.

        13. Miscellaneous. This Agreement shall continue in force during the period that Director is Serving in an Official Capacity and shall continue thereafter so long as Director shall be subject to any possible claim or Proceeding by reason of the fact that Director was Serving in an Official Capacity. In the event that any provision of this Agreement is held to be void or unenforceable, the remaining provisions shall not be affected thereby. No amendment or modification to this Agreement shall be effective unless made in a writing signed by the party against whom enforcement is sought.

        14. Notice. Any notice or other communication required or permitted to be delivered under this Agreement shall be (i) in writing, (ii) delivered personally, by nationally recognized overnight courier service or by certified or registered mail, first-class postage prepaid and return receipt requested,
(iii) deemed to have been received on the date of delivery, and (iv) addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

             i.  Notices.  if to Company, to:

                 Mobile America Corporation
                 10475 Fortune Parkway, Suite 110
                 Jacksonville, Florida  32256
                 Attention: President
                 Telephone:  (904) 363-6339
                 Fax:  (904) 363-3856

                 with a copy to:

                 Foley & Lardner
                 200 North Laura Street
                 Jacksonville, FL 32202
                 Attention:  Linda Y. Kelso, Esq.
                 Telephone: (904) 359-2000
                 Fax: (904) 359-8700

            ii.  if to Director, to:




IN WITNESS WHEREOF, the Corporation and the Director have duly executed and delivered this Director Indemnification Agreement as of the date and year first above written.



                                            MOBILE AMERICA CORPORATION


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                            FORTUNE INSURANCE COMPANY


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                            FORTUNE LIFE INSURANCE COMPANY


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                            MOBILE AMERICA INSURANCE GROUP, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________






                                            ____________________________________
                                                        Director



        Director Indemnification Agreement Continuation of Signature Page



                                            FORTUNE FINANCIAL CORPORATION


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                            BIG GORILLA, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                            PEGASUS INSURANCE COMPANY


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________